UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Investments, Inc. Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception. Effective April 30, 2015, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as co-managers. At the same time, John G. Wenker was removed as a co-manager of the Fund, but continues to lead the Real Assets Team at NAM.

In the following paragraphs, they discuss economic and market conditions, their management strategy and the performance of the Fund for the twelve-month period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy, a global supply glut and the Organization of Petroleum Exporting Countries (OPECs) decision to maintain its production levels. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices.

As the reporting period progressed, the U.S. economy continued to show resilience, but China remained a key area of focus with the country showing markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices sold off sharply into year-end to a decade-low level of below $36-per-barrel level for West Texas Intermediate crude in December.

In light of the uncertain backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May; however, in the summer months, renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity

6	Nuveen Investments

markets were collectively weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.39% for the reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the reporting period with a -14.60% return.

In the U.S., equities experienced a correction in August, dipped again in late September and then rose back to mid-2015 levels before selling off in the final days of the reporting period. The S&P 500® Index ended up posting a return of 1.38% for the reporting period. However, the positive overall index results masked the more than 30% spread between the return of the best-performing sector, consumer discretionary and the worst-performing sector, energy, which fell by more than 21%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a -4.41% return as measured by the Russell 2000® Index versus a 0.92% return for the large-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks significantly outperformed value stocks.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2015?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the new Custom Blended Benchmark, which is an index we created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. Effective December 31, 2015, the Fund’s Custom Blended Benchmark constituents were changed to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The custom blended benchmark change was made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Custom Blended Benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Custom Blended Benchmark more accurately reflects the types of securities held by the Fund. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

As is typical with this strategy, we maintained active asset allocation during the reporting period. Toward the end of the reporting period, we reduced the Fund’s U.S. exposure to 62%, which is approximately 8% less than where it started and roughly in line with what we expect the weight to be over the long term. The change in geography was mostly due to our mix within the regulated utility sector, where we continued to find more value in European companies relative to their domestic U.S. counterparts. Growth rates were not demonstrably different between the two regions; however, given the continued easy monetary policy from the European Central Bank, we believed interest rate risk would be a little lower abroad.

Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe and slightly down the yield ladder as a result. This, however, did not significantly affect the overall yield of the Fund. As spreads widened, we moved into securities where we are more confident about balance sheet dynamics without sacrificing much by way of the income generated in the portfolio relative to historic levels.

In terms of sector weights, the Fund’s overall allocation to common equities ended the year at roughly 46%, with both infrastructure equities and REIT equities at slight underweight positions. Within common equity, we continued to have very few energy and electric utility holdings. However, we did add approximately 150 basis points of exposure within the master limited partnership (MLP) equity area based on valuation, given how far their prices had fallen. We will, however, remain extremely selective within the space, owning only those companies in which we have the highest levels of confidence. While real estate fundamentals remained strong and many REITs were trading at discounts, we believe technical pressures due to interest rate fears may continue to weigh on the sector domestically. We also believe 2016 may show some deceleration in commercial real estate fundamentals after an extended period of strength. As a result, we continued to find more opportunities outside of the REIT equity space and more opportunities within the preferred universe. Preferred exposures totaled approximately 36.6% of the portfolio at the end of the reporting period, with slightly more than half in REIT preferreds and the remainder in infrastructure preferreds.

The Fund’s high yield fixed income exposure ended the year at 16% of the portfolio, a slight underweight and a reduction of about 4% from the beginning of the reporting period. Our largest absolute exposure remained in pipeline companies whose credits are much more stable than their equity securities and offer substantially more income. However, after holding up quite well in the first eight months, these issues, along with independent power producers, did trade down during the final months due to the continued weakness in oil and natural gas prices. We will continue to monitor all positions within these two sectors closely.

How did the Fund perform during this during this twelve-month reporting period ended December 31, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2015. For the twelve-month reporting period ended December 31, 2015, the Fund’s total return at net asset value (NAV) underperformed its new Custom Blended Benchmark, the old Custom Blended Benchmark* and the Morgan Stanley Capital International (MSCI) World Index.

With the backdrop of heightened volatility across global equity and fixed income markets, four of the five “real asset” categories represented in the new Custom Blended Benchmark produced negative absolute returns during the twelve-month reporting period. Only the REIT preferred segment boasted a positive return of 6.13%, as measured by the Wells Fargo Hybrid & Preferred Securities REIT Index. The global infrastructure sector, as measured by the S&P Global Infrastructure Index, was the worst performer on an absolute basis with a -11.46% return. The sector remained under significant downward pressure due to plunging oil prices throughout the reporting period, falling well below both the

*	The old Custom Blended Benchmark consisted of 33% S&P Global Infrastructure Index, 12% BofA/ Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Bond Index.

8	Nuveen Investments

U.S. stock market and the global equity markets. In the high yield bond segment, spreads continued to widen during the reporting period’s increasingly “risk-off” environment due to the sustained downward movement in the price of oil and the flight to quality that ensued. The overall high yield market, as measured by the Barclays U.S. Corporate High Yield Bond Index, produced a -4.47% return. The public commercial REIT sector produced a return of -0.79% (FTSE EPRA/NAREIT Developed Index) mostly due to elevated levels of volatility in the real estate market earlier in the year as a result of higher interest rates and fears they would continue to rise in the second half of the year. Meanwhile, the infrastructure preferred segment, as measured by the Barclays Global Capital Securities Index, returned -2.85% during the reporting period.

The Fund continued to generate a consistent gross yield that remained well above our overall yield hurdle, however, its total return fell short of the Custom Blended Benchmark. As noted above, we attempt to add value versus the Custom Blended Benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The bulk of the Fund’s underperformance versus its blended index was caused by its use of leverage, which increases volatility in the portfolio both on the upside as well as the downside. With share prices down across the majority of the portfolio, the leverage amplified the negative impact. Three of the five real asset segments, REIT common equity, REIT preferred and infrastructure preferred, also detracted on a relative basis. However, the infrastructure common equity and high yield debt segments contributed favorably to results during the reporting period. The Fund fell short of the MSCI World Index primarily because of its exposure to high yield corporate bonds, which underperformed global equities, as well as its heavier exposure to common equities that are more sensitive to energy prices and rising interest rates.

The two real estate sectors lagged on a relative basis during the reporting period, with the REIT common equity segment detracting slightly more than REIT preferreds. Because of the Fund’s primary objective to produce income, we place more emphasis on higher dividend-paying REIT equities. However, this stance hurt relative returns during the period as many real estate and generalist investors alike were concerned about the possibility of rising interest rates. During the reporting period, the REIT sectors with lower payout ratios and, therefore higher expected growth rates, were the outperformers. The lower growth/higher dividend names we generally held in the Fund were out of favor, which detracted from returns relative to the Custom Blended Benchmark. On an absolute basis, the Fund’s REIT preferred holdings contributed the most in terms of positive performance because it was the only sector with strongly positive returns, as noted earlier. However, relative to the Custom Blended Benchmark, the Fund’s REIT preferred holdings detracted. The Fund owned a higher percentage of non-rated securities, which we believed would perform better in a rising rate environment. While these non-rated holdings advanced approximately 5%, higher quality securities outperformed them due to credit spread widening and investors’ preference for quality as the widening occurred.

Meanwhile, security selection was strong in the infrastructure common equity space. As noted above, this asset class posted sharply negative returns and significantly underperformed broader global equity indexes. While the global infrastructure equity benchmark was down more than 11%, the Fund’s infrastructure equity holdings declined less than 3%. The most significant contributor to our favorable relative performance in the segment was the Fund’s substantial underweight to pipeline companies, which represents a large part of the Custom Blended Benchmark. We remained bearish on energy infrastructure, maintaining an underweight position because we believed the midstream energy names would be adversely affected by the continuing weakness in the price of oil. Our thesis proved correct, particularly in the second half of the year. Instead, we favored non-U.S. pipeline companies over domestic companies, which performed better on a relative basis. Security selection within the electric utility area also contributed strongly to the relative outperformance within the global infrastructure equity portfolio. We prefer to own more regulated utility companies with less sensitivity to commodity prices. The Fund’s emphasis on these types of companies benefited results because utilities with higher amounts of commodity price exposure performed poorly in light of the weakness in commodity prices across the globe.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Relative to the Fund’s blended index, the high yield portion of the portfolio was also beneficial to returns. Security selection within the group contributed positively. With spreads widening during the reporting period and the high yield benchmark return down more than 4%, our approximately 200 basis point underweight to the sector helped. Also, our significant underweight and stock selection within the more economically-sensitive industrial sector benefited results because the sector traded off much more than the custom blended benchmark return.

The Fund shorted five year U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates. These future contacts had minimal impact on performance as the relevant part of the Treasury curve was flat during the reporting period.

10	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was negative during the period.

As of December 31, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	30.63%
Regulatory Leverage*	30.63%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Regulatory Leverage	January 1, 2015	Draws	Paydowns	December 31, 2015	Draws	Paydowns	February 25, 2016
Bank Borrowings	$81,500,000	$ —	$(7,000,000)	$74,500,000	$ —	$(5,600,000)	$68,900,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	11

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2015, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of December 31, 2015. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 12/31/2015

Fiscal YTD Percentage of the Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Captial
72.88%	2.68%	24.44%	$1.5740	$1.1470	$0.0422	$0.3848

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 12/31/2015

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1245	8.65%	(5.39)%	9.74%	9.11%	(5.39)%

SHARE REPURCHASES

During August 2015, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

12	Nuveen Investments

As of December 31, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	9,800
Shares authorized for repurchase	980,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JRI
Shares repurchased and retired	9,800
Weighted average price per share repurchased and retired	$14.77
Weighted average discount per share repurchased and retired	15.88%

OTHER SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$17.27
Share price	$15.24
Premium/(Discount) to NAV	(11.75)%
12-month average premium/(discount) to NAV	(6.58)%

Nuveen Investments	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

14	Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	Since Inception
JRI at NAV	(5.39)%	9.74%
JRI at Share Price	(11.72)%	5.76%
Custom Blended Benchmark (New Comparative Benchmark)	(3.47)%	6.22%
Custom Blended Benchmark (Old Comparative Benchmark)	(1.56)%	6.37%
MSCI World Index	(0.87)%	9.43%

As previously noted in the Portfolio Managers’ Comments section of this report, effective December 31, 2015, the Custom Blended Benchmark constituents were changed. The changes were made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Custom Blended Benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Custom Blended Benchmark more accurately reflects the types of securities held by the Fund.

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments	15

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	63.4%
Convertible Preferred Securities	11.6%
$25 Par (or similar) Retail Preferred	33.4%
Corporate Bonds	22.4%
Convertible Bonds	1.0%
$1,000 Par (or similar) Institutional Preferred	7.2%
Common Stock Rights	0.0%
Investment Companies	2.6%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	1.1%
Net Assets Plus Borrowings	144.1%
Borrowings	(44.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	40.5%
Electric Utilities	14.7%
Transportation Infrastructure	7.7%
Multi-Utilities	7.2%
Oil, Gas & Consumable Fuels	6.1%
Gas Utilities	3.3%
Repurchase Agreements	1.0%
Other	19.5%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.8%
BBB	26.4%
BB or Lower	39.5%
N/R	33.3%
Total	100%

Country Allocation

(% of total investments)1

United States	62.3%
Australia	7.7%
Canada	5.2%
United Kingdom	4.8%
Hong Kong	3.6%
Singapore	3.6%
Other	12.8%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Transurban Group	5.9%
National Grid PLC, Sponsored ADR	3.7%
Physicians Realty Trust	3.7%
Snam Rete Gas S.p.A	3.5%
Liberty Property Trust	3.4%

1	Excluding investments in derivatives.

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Real Asset Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities of Nuveen Real Asset Income and Growth Fund (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2016

Nuveen Investments	17

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.6% (99.0% of Total Investments)

	COMMON STOCKS – 63.4% (44.3% of Total Investments)

	Air Freight & Logistics – 1.3%

71,585	BPost SA, (2)	$1,756,508
12,484	Oesterreichische Post AG, (2)	455,744
	Total Air Freight & Logistics	2,212,252

	Capital Markets – 0.4%

24,109	HFF Inc., Class A Shares, (3)	749,067

	Commercial Services & Supplies – 0.2%

22,477	Covanta Holding Corporation	348,169

	Diversified Telecommunication Services – 1.5%

1,369,229	HKBN Limited, (2)	1,761,854
281,315	Singapore Telecommunications Limited, (2)	725,304
	Total Diversified Telecommunication Services	2,487,158

	Electric Utilities – 7.5%

69,035	Alupar Investimento SA	229,462
424,915	AusNet Services, (2)	457,443
5,367	Avangrid Inc.	206,093
15,180	Brookfield Infrastructure Partners LP	575,474
515,108	Contact Energy Limited, (2)	1,667,227
38,910	Electricite de France S.A, (2)	573,046
36,436	Endesa S.A, (2), (3)	731,986
2,763	Hafslund ASA, Class B Shares	18,339
1,269,786	HK Electric Investments Limited, (2)	1,063,970
622,486	Infratil Limited, (2)	1,391,402
19,771	PPL Corporation	674,784
100,153	Scottish and Southern Energy PLC, (2)	2,248,809
1,393,600	Spark Infrastructure Group, (2)	1,938,398
193,113	Transmissora Alianca de Energia Eletrica SA	817,603
	Total Electric Utilities	12,594,036

	Gas Utilities – 3.1%

9,819	AmeriGas Partners, LP	336,497
42,183	Enagas, (2)	1,189,894
708,968	Snam Rete Gas S.p.A, (2)	3,700,057
	Total Gas Utilities	5,226,448

	Hotels, Restaurants & Leisure – 0.4%

39,978	Extended Stay America Inc.	635,650

	Independent Power & Renewable Electricity Producers – 2.2%

19,220	Brookfield Renewable Energy Partners LP	503,180
14,995	Pattern Energy Group Inc.	313,545
692,029	Renewables Infrastructure Group Limited	1,043,654
105,497	Saeta Yield S.A, (2), (3)	984,462
113,456	TransAlta Renewables Inc.	850,285
	Total Independent Power & Renewable Electricity Producers	3,695,126

	Multi-Utilities – 6.3%
32,225	CenterPoint Energy, Inc.	591,651
295,702	Centrica PLC, (2)	949,491
1,034,703	Duet Group, (2)	1,713,624
35,100	Engie, (2)	621,734

18	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

57,340	National Grid PLC, Sponsored ADR	$3,987,423
462,272	Redes Energeticas Nacionais SA, (2)	1,396,542
649,595	Vector Limited	1,408,401
	Total Multi-Utilities	10,668,866

	Oil, Gas & Consumable Fuels – 3.2%

49,968	Enbridge Energy Partners LP	1,152,762
46,552	Enbridge Income Fund Holdings Inc.	943,017
96,612	Enterprise Products Partnership LP	2,471,335
2,723	TC Pipelines LP	135,360
120,664	Veresen Inc.	772,626
	Total Oil, Gas & Consumable Fuels	5,475,100

	Real Estate Investment Trust – 25.2%

312,279	AEW UK REIT PLC	468,418
30,353	Agree Realty Corporation	1,031,698
89,229	Apollo Commercial Real Estate Finance, Inc.	1,537,416
117,217	Armada Hoffler Properties Inc.	1,228,434
395,859	Ascendas Real Estate Investment Trust, (2)	634,427
53,728	Blackstone Mortgage Trust Inc, Class A	1,437,761
981	Boston Properties, Inc.	125,117
213,782	CapitaMall Trust, (2)	290,079
6,115	Care Capital Properties, Inc.	186,936
66,980	CareTrust REIT Inc.	733,431
16,251	CBL & Associates Properties Inc.	201,025
15,077	Colony Financial Inc.	293,700
22,544	Community Healthcare Trust Inc.	415,486
68,208	Crombie Real Estate Investment Trust	630,962
10,025	Digital Realty Trust Inc.	758,091
49,073	Easterly Government Properties, Inc.	843,074
7,269	Entertainment Properties Trust	424,873
23,726	Eurocommercial Properties NV, (2)	1,024,970
1,297,573	Frasers Centrepoint Trust, (2)	1,686,493
83,297	Independence Realty Trust	625,560
110,606	Inland Real Estate Corporation, (4)	1,174,636
95,360	InnVest Real Estate Investment Trust	353,543
737,659	Keppel DC REIT, (2)	527,425
57,317	Lexington Corporate Properties Trust	458,536
117,633	Liberty Property Trust	3,652,505
17,443	LTC Properties Inc.	752,491
1,653,128	Mapletree Greater China Commercial Trust, (2)	1,064,255
235,388	Mapletree Logistics Trust, (2)	164,010
23,799	Monmouth Real Estate Investment Corporation	248,938
15,770	National Storage Affiliates Trust	270,140
24,737	New Senior Investment Group Inc.	243,907
17,134	Omega Healthcare Investors Inc.	599,347
82,033	OneREIT	196,827
400,406	Parkway Life Real Estate Investment Trust, (2)	657,211
233,520	Physicians Realty Trust	3,937,146
334,074	Plaza Retail REIT	1,134,746
241,302	Pure Industrial Real Estate Trust	762,080
338,887	Scentre Group, (2)	1,027,893
25,651	Smart Real Estate Investment Trust	559,662
113,780	STAG Industrial Inc., (4)	2,099,241
41,912	Starwood Property Trust Inc.	861,711
47,999	STORE Capital Corporation	1,113,577
967	Sunstone Hotel Investors Inc.	12,078
598,445	TF Administradora Industrial S de RL de CV	966,012
10,582	Universal Health Realty Income Trust	529,206
19,071	Urstadt Biddle Properties Inc.	366,926
13,456	Ventas Inc.	759,322
63,954	VEREIT, Inc.	506,516
19,168	Wereldhave NV, (2)	1,075,207
13,614	WP Carey Inc.	803,226

Nuveen Investments	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares	Description (1)			Value

	Real Estate Investment Trust (continued)

51,682	WP GLIMCHER, Inc.			$548,346
42,542	WPT Industrial Real Estate Investment Trust			508,377
	Total Real Estate Investment Trust			42,512,994

	Real Estate Management & Development – 0.8%

167,241	Killam Apartment Real Estate I			1,270,292

	Road & Rail – 0.1%

33,800	MTR Corporation, (2)			167,115

	Transportation Infrastructure – 10.9%

38,604	Abertis Infraestructuras S.A, (2)			603,743
791,200	China Merchants Holdings Pacific Limited, (2)			487,258
93,676	Cosco Pacific Limited, (2)			102,972
15,636	Grupo Aeroportuario Centro Norte, SA, ADR			601,204
4,122,539	Hopewell Highway Infrastructure Limited, (2)			1,977,965
3,261,954	Hutchison Port Holdings Trust, (2)			1,723,685
152,180	Jiangsu Expressway Company Limited, (2)			204,242
137	Kobenhavns Lufthavne, (2)			75,065
31,810	Macquarie Infrastructure Corporation			2,309,406
766,699	Sydney Airport, (2)			3,528,592
837,859	Transurban Group, (2)			6,350,930
48,589	Transurban Group, (2), (3)			370,709
	Total Transportation Infrastructure			18,335,771

	Water Utilities – 0.3%

409,155	Inversiones Aguas Metropolitanas SA, (2)			576,827
	Total Common Stocks (cost $107,063,574)			106,954,871

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 11.6% (8.2% of Total Investments)

	Electric Utilities – 2.8%

43,764	Exelon Corporation	6.500%	BBB–	$1,771,129
52,273	NextEra Energy Inc.	6.371%	BBB	2,761,583
4,607	NextEra Energy Inc.	5.799%	BBB	251,726
	Total Electric Utilities			4,784,438

	Gas Utilities – 0.2%

6,181	Laclede Group, Inc., (2)	6.750%	N/R	341,377

	Independent Power & Renewable Electricity Producers – 0.3%

11,622	Dynegy Inc.	5.375%	N/R	582,611

	Multi-Utilities – 2.8%

5,201	Black Hills Corp	7.750%	N/R	288,291
92,190	Dominion Resources Inc.	6.375%	Baa3	4,432,494
	Total Multi-Utilities			4,720,785

	Oil, Gas & Consumable Fuels – 0.7%

28,125	Anadarko Petroleum Corporation	7.500%	N/R	954,844
4,905	Kinder Morgan Inc, Delaware	9.750%	N/R	197,672
	Total Oil, Gas & Consumable Fuels			1,152,516

	Real Estate Investment Trust – 4.8%

41,077	Alexandria Real Estate Equities Inc., (2)	7.000%	Baa3	1,128,977
30,376	American Tower Corporation, (6)	5.500%	N/R	3,067,976
65,503	EPR Properties Inc.	9.000%	BB	2,017,492
13,924	EPR Properties Inc.	5.750%	BB	334,176
9,780	Equity Commonwealth	6.500%	Ba1	241,957
706	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	17,756

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value

	Real Estate Investment Trust (continued)

3,881	Lexiton Corporate Properties Trust, Series B	6.500%	N/R	$184,348
17,163	Ramco-Gershenson Properties Trust	7.250%	N/R	1,049,517
	Total Real Estate Investment Trust			8,042,199
	Total Convertible Preferred Securities (cost $20,891,941)			19,623,926

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 33.4% (23.4% of Total Investments)

	Banks – 0.2%

13,545	Wells Fargo REIT	6.375%	BBB+	$354,473

	Electric Utilities – 7.0%

7,270	APT Pipelines Limited, (2)	6.665%	N/R	553,604
78,634	Entergy Arkansas Inc., (2)	6.450%	BB+	2,034,655
36,939	Entergy Texas Inc.	5.625%	A–	967,063
25,699	Integrys Energy Group Inc., (2)	6.000%	Baa1	662,554
19,669	NextEra Energy Inc.	5.700%	BBB	503,526
28,477	NextEra Energy Inc.	5.625%	BBB	723,316
42,461	NextEra Energy Inc.	5.000%	BBB	1,051,759
44,589	Pacific Gas & Electric Corporation	6.000%	BBB+	1,293,081
114,786	PPL Capital Funding, Inc.	5.900%	BBB	2,961,479
43,982	SCE Trust I	5.625%	Baa1	1,113,184
	Total Electric Utilities			11,864,221

	Oil, Gas & Consumable Fuels – 0.2%

17,013	Nustar Logistics Limited Partnership	7.625%	Ba2	352,509

	Real Estate Investment Trust – 26.0%

19,117	American Homes 4 Rent	5.000%	N/R	491,307
28,691	American Homes 4 Rent	5.000%	N/R	749,122
10,048	Apartment Investment & Management Company	6.875%	BB	257,631
25,649	Apollo Commercial Real Estate Finance	8.625%	N/R	663,540
30,221	Arbor Realty Trust Incorporated	7.375%	N/R	743,437
26,105	CBL & Associates Properties Inc.	7.375%	BB	660,195
87,369	CBL & Associates Properties Inc.	6.625%	BB	2,179,857
114,780	Cedar Shopping Centers Inc., Series A	7.250%	N/R	2,835,066
3,861	Chesapeake Lodging Trust	7.750%	N/R	99,498
79,508	Colony Financial Inc.	7.125%	N/R	1,742,020
21,345	Colony Financial Inc.	8.500%	N/R	532,985
19,445	Colony Financial Inc.	7.500%	N/R	475,625
28,253	Coresite Realty Corporation	7.250%	N/R	748,422
16,137	Corporate Office Properties Trust	7.375%	BB	414,882
15,661	DDR Corporation	6.500%	Baa3	394,657
83,518	Digital Realty Trust Inc.	6.350%	Baa3	2,144,742
12,480	EPR Properties Inc.	6.625%	Baa3	315,869
15,947	Equity Commonwealth	7.250%	Ba1	408,084
47,386	General Growth Properties	6.375%	N/R	1,175,173
43,490	Gramercy Property Trust Inc.	7.125%	N/R	1,078,552
7,595	Hersha Hospitality Trust	8.000%	N/R	192,381
53,231	Hersha Hospitality Trust	6.875%	N/R	1,325,452
489	Inland Real Estate Corporation	8.125%	N/R	12,362
77,729	Inland Real Estate Corporation	6.950%	N/R	1,952,552
49,005	Investors Real Estate Trust	7.950%	N/R	1,249,137
1,716	Kimco Realty Corporation	5.500%	Baa2	42,351
295	LaSalle Hotel Properties	7.500%	N/R	7,375
22,958	LaSalle Hotel Properties	6.375%	N/R	584,740
8,180	Monmouth Real Estate Investment Corp	7.875%	N/R	212,516
4,170	National Retail Properties Inc.	5.700%	Baa2	103,458
4,193	Northstar Realty Finance Corporation	8.875%	N/R	99,374
64,080	Northstar Realty Finance Corporation	8.750%	N/R	1,509,084
11,910	Pebblebrook Hotel Trust	8.000%	N/R	307,516
90,103	Pebblebrook Hotel Trust	6.500%	N/R	2,278,705
13,590	Post Properties, Inc., Series A	8.500%	Baa3	839,318

Nuveen Investments	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2015

Shares		Description (1)	Coupon		Ratings (5)	Value

		Real Estate Investment Trust (continued)

6,018		PS Business Parks, Inc.	5.750%		BBB	$151,052
16,005		Rait Financial Trust	7.125%		N/R	347,629
8,819		Regency Centers Corporation	6.000%		Baa2	225,414
39,057		Retail Properties of America	7.000%		BB	1,003,765
11,531		Sabra Health Care Real Estate Investment Trust	7.125%		BB–	291,158
24,446		Saul Centers, Inc.	6.875%		N/R	639,263
32,266		SL Green Realty Corporation	6.500%		Ba1	821,492
10,092		Summit Hotel Properties Inc.	9.250%		N/R	261,282
34,187		Summit Hotel Properties Inc.	7.875%		N/R	877,238
66,741		Summit Hotel Properties Inc.	7.125%		N/R	1,705,233
610		Sun Communities Inc.	7.125%		N/R	15,714
45,237		Sunstone Hotel Investors Inc.	8.000%		N/R	1,145,853
40,887		Taubman Centers Incorporated, Series K	6.250%		N/R	1,042,619
55,319		Taubman Centers Incorporated., Series J	6.500%		N/R	1,411,741
8,329		Terreno Realty Corporation	7.750%		BB	212,723
36,393		Urstadt Biddle Properties	7.125%		N/R	941,123
71,576		Urstadt Biddle Properties	6.750%		N/R	1,877,438
3,951		VEREIT, Inc.	6.700%		N/R	97,195
25,224		WP GLIMCHER, Inc.	7.500%		Ba1	646,743
50,339		WP GLIMCHER, Inc.	6.875%		Ba1	1,267,032
		Total Real Estate Investment Trust				43,808,692
		Total $25 Par (or similar) Retail Preferred (cost $55,710,074)				56,379,895

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 22.4% (15.6% of Total Investments)

		Commercial Services & Supplies – 2.0%

$740		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$745,550
840		Casella Waste Systems Inc.	7.750%	2/15/19	B–	833,700
855		Covanta Holding Corporation	5.875%	3/01/24	Ba3	773,775
1,143	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	809,525
465	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	Caa2	192,281
		Total Commercial Services & Supplies				3,354,831

		Communications Equipment – 0.1%

555		Goodman Networks Inc.	12.125%	7/01/18	CCC+	149,850

		Construction & Engineering – 1.0%

705		AECOM Technology Corporation	5.875%	10/15/24	BB–	719,100
9,000	NOK	VV Holding AS, 144A	6.360%	7/10/19	N/R	976,120
		Total Construction & Engineering				1,695,220

		Consumer Finance – 0.3%

580		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	565,500

		Diversified Financial Services – 0.4%

765		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	726,750

		Diversified Telecommunication Services – 1.8%

845		CyrusOne LP Finance	6.375%	11/15/22	B+	870,350
870		IntelSat Jackson Holdings	7.500%	4/01/21	B+	756,900
645		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	657,900
845		SBA Communications Corporation, 144A	4.875%	7/15/22	B	832,325
		Total Diversified Telecommunication Services				3,117,475

		Electric Utilities – 0.7%

1,010		Intergen NV, 144A	7.000%	6/30/23	B+	800,424
640		PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	422,400
		Total Electric Utilities				1,222,824

22	Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Energy Equipment & Services – 0.6%

$850		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	$629,000
360		Exterran Partners LP / EXLP Finance Corporation	6.000%	10/01/22	B1	293,400
		Total Energy Equipment & Services				922,400

		Gas Utilities – 1.5%

580		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	561,150
872		Ferrellgas LP	6.750%	1/15/22	B+	734,660
750		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	742,500
585		Suburban Propane Partners LP	5.750%	3/01/25	BB–	473,850
		Total Gas Utilities				2,512,160

		Health Care Equipment & Supplies – 0.3%

500		Tenet Healthcare Corporation	6.750%	2/01/20	B3	475,000

		Health Care Providers & Services – 2.7%

730		Acadia Healthcare	5.625%	2/15/23	B–	689,850
665		Community Health Systems, Inc.	6.875%	2/01/22	B+	630,919
715		HCA Inc.	5.375%	2/01/25	BB	706,063
545		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	501,400
770		Kindred Healthcare Inc.	6.375%	4/15/22	B2	639,100
724		Select Medical Corporation	6.375%	6/01/21	B–	633,500
825		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	804,375
		Total Health Care Providers & Services				4,605,207

		Independent Power & Renewable Electricity Producers – 0.8%

485		Dynegy Inc.	7.625%	11/01/24	B+	414,578
1,060		GenOn Energy Inc.	9.500%	10/15/18	B–	856,300
		Total Independent Power & Renewable Electricity Producers				1,270,878

		Internet Software & Services – 0.5%

810		Equinix Inc.	5.750%	1/01/25	BB	828,225

		IT Services – 0.5%

910		Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	859,950

		Marine – 0.4%

1,010		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B	661,550

		Multi-Utilities – 0.6%

700	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	1,008,581

		Oil, Gas & Consumable Fuels – 4.1%

915		Calumet Specialty Products	7.625%	1/15/22	B+	777,750
595		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	413,525
915		Energy Transfer Equity LP	5.500%	6/01/27	BB+	695,400
675		Gibson Energy, 144A	6.750%	7/15/21	BB	646,313
650		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	520,000
760		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	668,800
667		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	526,930
255		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	191,250
460		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	396,750
475		Northern Tier Energy LLC	7.125%	11/15/20	BB–	479,750
270		PBF Holding Company LLC	8.250%	2/15/20	BBB–	279,450
620		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	440,200
400		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	370,000
425		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	361,250
110		Western Refining Inc.	6.250%	4/01/21	B+	105,600
		Total Oil, Gas & Consumable Fuels				6,872,968

Nuveen Investments	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Real Estate Investment Trust – 1.9%

$740		Communications Sales & Leasing Inc., (6)	8.250%	10/15/23	BB	$630,850
730		Corporate Office Properties LP	5.000%	7/01/25	BBB–	717,526
595		Corrections Corporation of America	5.000%	10/15/22	Baa3	592,025
765		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	772,650
585		Geo Group Inc.	5.875%	10/15/24	BB–	567,450
		Total Real Estate Investment Trust				3,280,501

		Real Estate Management & Development – 0.8%

540		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	488,700
800		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	772,000
		Total Real Estate Management & Development				1,260,700

		Road & Rail – 0.5%

810		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	797,850

		Software – 0.5%

880		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	840,400

		Wireless Telecommunication Services – 0.4%

700		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	682,500
		Total Corporate Bonds (cost $43,189,380)				37,711,320

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

		Multi-Utilities – 0.6%

$985		Dominion Resources Inc.	5.750%	10/01/54	BBB	$965,103

		Oil, Gas & Consumable Fuels – 0.4%

1,005		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	768,825
$1,990		Total Convertible Bonds (cost $1,985,995)				1,733,928

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.2% (5.0% of Total Investments)

		Construction & Engineering – 1.1%

$1,914		PHBS Limited	6.625%	N/A (8)	N/R	$1,916,967

		Electric Utilities – 3.0%

1,490		AES Gener SA, 144A	8.375%	12/18/73	BB	1,490,000
360		Electricite de France, 144A	5.625%	N/A (8)	Baa1	342,360
366		Electricite de France, 144A	5.250%	N/A (8)	Baa1	344,040
600	GBP	Electricite de France S.A, Reg S	6.000%	N/A (8)	Baa1	846,660
930		Enel SpA, 144A	8.750%	9/24/73	BBB–	1,059,037
595		FPL Group Capital Inc.	6.350%	10/01/66	BBB	425,723
330	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	501,413
		Total Electric Utilities				5,009,233

		Energy Equipment & Services – 2.4%

890	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	933,781
3,310		Transcanada Trust	5.625%	5/20/75	BBB	3,060,373
		Total Energy Equipment & Services				3,994,154

24	Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Transportation Infrastructure – 0.2%

250	EUR	Eurogate GmbH	6.750%	N/A (8)	N/R	$280,623

		Water Utilities – 0.5%

610	GBP	Pennon Group PLC, Reg S	6.750%	N/A (8)	N/R	930,854
		Total $1,000 Par (or similar) Institutional Preferred (cost $12,869,438)				12,131,831

Shares		Description (1)				Value

		COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

		Real Estate Investment Trust – 0.0%

14,844		Ascendas Real Estate Investment Trust, (9)				$584
		Total Common Stock Rights (cost $0)				584

Shares		Description (1), (10)				Value

		INVESTMENT COMPANIES – 2.6% (1.8% of Total Investments)

394,965		John Laing Infrastructure Fund				$679,015
7,969,918		Keppel Infrastructure Trust				2,860,194
543,555		Starwood European Real Estate Finance Limited				862,409
		Total Investment Companies (cost $4,610,913)				4,401,618
		Total Long-Term Investments (cost $246,321,315)				238,937,973

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 1.4% (1.0% of Total Investments)

		REPURCHASE AGREEMENTS – 1.4% (1.0% of Total Investments)

$2,398		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $2,398,417, collateralized by $2,375,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $2,448,815	0.030%	1/04/16		$2,398,409
		Total Short-Term Investments (cost $2,398,409)				2,398,409
		Total Investments (cost $248,719,724) – 143.0%				241,336,382
		Borrowings – (44.1)% (11), (12)				(74,500,000)
		Other Assets Less Liabilities – 1.1% (13)				1,918,706
		Net Assets – 100%				$168,755,088

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(50)	3/16	$(5,916,016)	$(7,031)	$14,676

Nuveen Investments	25

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$29,250,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	6/01/16	12/01/20	$(269,935)	$(417,002)
JPMorgan Chase Bank, N.A.	29,250,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	6/01/16	12/01/22	(533,774)	(736,407)
	$58,500,000							$(803,709)	$(1,153,409)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Investment, or portion of investment, is hypothecated as described in Note 8 – Borrowing Arrangements. The total value of investments hypothecated as of the end of the reporting period was $3,680,198.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	Perpetual security. Maturity date is not applicable.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(11)	Borrowings as a percentage of total investments is 30.9%.

(12)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $151,539,442 have been pledged as collateral for Borrowings.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(14)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

ADR	American Depository Receipt.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-ICE	United States Dollar – London Inter–Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

Assets
Long-term investments, at value (cost $246,321,315)	$238,937,973
Short-term investments, at value (cost approximates value)	2,398,409
Cash	15,268
Cash denominated in foreign currencies (cost $48,419)	47,808
Cash collateral at brokers(1)	78,705
Interest rate swaps premiums paid	349,700
Receivable for:
Dividends	1,194,384
Interest	1,042,207
Investments sold	2,102,700
Reclaims	79,366
Other assets	10,625
Total assets	246,257,145
Liabilities
Borrowings	74,500,000
Unrealized depreciation on interest rate swaps	1,153,409
Payable for:
Investments purchased	1,545,845
Variation margin on futures contracts	7,031
Accrued expenses:
Interest on borrowings	4,481
Management fees	198,267
Trustees fees	10,200
Other	82,824
Total liabilities	77,502,057
Net assets	$168,755,088
Shares outstanding	9,770,450
Net asset value (“NAV”) per share outstanding	$17.27
Net assets consist of:
Shares, $.01 par value per share	$97,705
Paid-in surplus	182,321,996
Undistributed (Over-distribution of) net investment income	(84,360)
Accumulated net realized gain (loss)	(5,042,698)
Net unrealized appreciation (depreciation)	(8,537,555)
Net assets	$168,755,088
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations	Year Ended December 31, 2015

Investment Income
Dividends (net of foreign tax withheld of $387,957)	$11,377,677
Interest (net of interest tax withheld of $515)	4,084,220
Other	30,795
Total investment income	15,492,692
Expenses
Management fees	2,549,017
Interest expense on borrowings	964,237
Custodian fees	184,074
Trustees fees	6,603
Professional fees	49,781
Shareholder reporting expenses	58,989
Shareholder servicing agent fees	110
Stock exchange listing fees	7,947
Investor relations expenses	84,855
Other	18,560
Total expenses	3,924,173
Net investment income (loss)	11,568,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(4,337,030)
Futures contracts	(172,625)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,516,985)
Futures contracts	19,342
Swaps	(1,312,102)
Net realized and unrealized gain (loss)	(21,319,400)
Net increase (decrease) in net assets from operations	$(9,750,881)

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$11,568,519	$13,414,191
Net realized gain (loss) from:
Investments and foreign currency	(4,337,030)	13,835,372
Futures contracts	(172,625)	(185,045)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,516,985)	12,518,203
Futures contracts	19,342	(4,666)
Swaps	(1,312,102)	(2,468,295)
Net increase (decrease) in net assets from operations	(9,750,881)	37,109,760
Distributions to Shareholders
From net investment income	(11,215,494)	(14,939,085)
From accumulated net realized gains	(412,887)	(12,378,132)
Return of capital	(3,762,072)	—
Decrease in net assets from distributions to shareholders	(15,390,453)	(27,317,217)
Capital Share Transactions
Cost of shares repurchased and retired	(144,925)	—
Net increase (decrease) in net assets from capital share transactions	(144,925)	—
Net increase (decrease) in net assets	(25,286,259)	9,792,543
Net assets at the beginning of period	194,041,347	184,248,804
Net assets at the end of period	$168,755,088	$194,041,347
Undistributed (Over-distribution of) net investment income at the end of period	$(84,360)	$(163,202)

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Cash Flows	Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(9,750,881)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(251,682,795)
Proceeds from sales and maturities of investments	256,223,685
Proceeds from (Purchases of) short-term investments, net	4,206,519
Proceeds from (Payments for) cash denominated in foreign currencies, net	429,662
Premiums received (paid) for interest rate swaps	(349,700)
Capital gain and return of capital distributions from investments	1,591,284
Taxes paid on undistributed capital gains	13,381
Amortization (Accretion) of premiums and discounts, net	69,892
(Increase) Decrease in:
Cash collateral at brokers	96,295
Receivable for dividends	291,158
Receivable for interest	105,333
Receivable for investments sold	(1,363,775)
Receivable for reclaims	(19,888)
Other assets	119,419
Increase (Decrease) in:
Payable for investments purchased	1,545,845
Payable for variation margin on futures contracts	(8,282)
Accrued interest on borrowings	(96)
Accrued management fees	(33,799)
Accrued Trustees fees	2,267
Accrued other expenses	(21,373)
Net realized gain (loss) from:
Investments and foreign currency	4,337,030
Change in net unrealized (appreciation) of:
Investments and foreign currency	15,516,985
Swaps	1,312,102
Net cash provided by (used in) operating activities	22,630,268
Cash Flows from Financing Activities:
Repayment of borrowings	(7,000,000)
Increase (Decrease) in cash overdraft	(79,622)
Cash distributions paid to shareholders	(15,390,453)
Cost of shares repurchased and retired	(144,925)
Net cash provided by (used in) financing activities	(22,615,000)
Net Increase (Decrease) in Cash	15,268
Cash at the beginning of period	—
Cash at the end of period	$15,268

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$842,083

See accompanying notes to financial statements.

30	Nuveen Investments

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Nuveen Investments	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discount from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2015	$19.84	$1.18	$(2.18)	$(1.00)	$(1.15)	$(0.04)	$(0.38)	$(1.57)	$—	*	$—	$17.27	$15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	—		(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015	$74,500	$3,265
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

32	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(5.39)%	(11.72)%	$168,755	2.12%		6.24%		96%
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	**	7.11	**	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2015	0.52%
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed- end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions including the Fund’s use of leverage. The Adviser has entered into sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

34	Nuveen Investments

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would

Nuveen Investments	35

Notes to Financial Statements (continued)

use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not Iisted on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as LeveI 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

lnvestments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

36	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$57,306,303	$49,648,568	***	$—		$106,954,871
Convertible Preferred Securities	18,153,572	1,470,354	***	—		19,623,926
$25 Par (or similar) Retail Preferred	53,129,082	3,250,813	***	—		56,379,895
Corporate Bonds	—	37,711,320		—		37,711,320
Convertible Bonds	—	1,733,928		—		1,733,928
$1,000 Par (or similar) Institutional Preferred	—	12,131,831		—		12,131,831
Common Stock Rights	—	—		584	***	584
Investment Companies	4,401,618	—		—		4,401,618

Short-Term Investments:
Repurchase Agreements	—	2,398,409		—		2,398,409

Investments in Derivatives:
Futures Contracts**	14,676	—		—		14,676
Interest Rate Swaps**	—	(1,153,409)		—		(1,153,409)
Total	$133,005,251	$107,191,814		$584		$240,197,649
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$2,226,004	$(1,689,782)	$1,689,782	$(2,226,004)	$—	$—
$25 Par (or similar) Retail Preferred	—	(662,554)	662,554	—	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	37

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Australia	$18,542,205	7.7%
Canada	12,498,626	5.2
United Kingdom	11,491,578	4.8
Hong Kong	8,714,525	3.6
Singapore	8,609,981	3.6
Other countries	31,145,113	12.8
Total non-U.S. Securities	$91,002,028	37.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$2,398,409	$(2,398,409)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

38	Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$8,312,167
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$14,676
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(172,625)	$19,342

Nuveen Investments	39

Notes to Financial Statements (continued)

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(1,153,409)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$ —	$(1,153,409)	$ —	$(1,153,409)	$700,108	$(453,301)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

40	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(1,312,102)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/15	Year Ended 12/31/14
Shares repurchased and retired	(9,800)	—
Weighted average:
Price per share repurchased and retired	$14.77	$—
Discount per share repurchased and retired	15.88%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $251,682,795 and $256,223,685, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

Nuveen Investments	41

Notes to Financial Statements (continued)

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$250,477,297
Gross unrealized:
Appreciation	$8,967,505
Depreciation	(18,108,420)
Net unrealized appreciation (depreciation) of investments	$(9,140,915)

Permanent differences, primarily due to bond premium amortization, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2015, the Fund’s tax year end, as follows:
Paid-in surplus	$11,245
Undistributed (Over-distribution of) net investment income	(274,183)
Accumulated net realized gain (loss)	262,938

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2015 and December 31, 2014, was designated for purposes of the dividends paid deduction as follows:
2015
Distributions from net ordinary income[1]	$11,215,494
Distributions from net long-term capital gains[2]	412,887
Return of capital	3,762,072

2014
Distributions from net ordinary income[1]	$26,285,401
Distributions from net long-term capital gains	1,031,816
Return of capital	—

[1]      Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

[2] The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015.

As of December 31, 2015, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$3,353,122

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

42	Nuveen Investments

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

Borrowings

The Fund has entered into borrowings arrangements as a means of leverage.

The Fund has a $74.5 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During December 2015, the Fund amended its Borrowings with BNP and decreased its maximum commitment amount from $81.5 million to $74.5 million. All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $74.5 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $79.2 million and 1.05%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Nuveen Investments	43

Notes to Financial Statements (continued)

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $3,680,198. During the current fiscal period, the Fund earned Rehypothecation Fees of $30,795 which is recognized as “Other income” on the Statement of Operations, when applicable.

9. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, the Fund reduced the outstanding balance on its Borrowings to $68,900,000.

44	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JRI
% QDI	26.41%
% DRD	4.19%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	9,800

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	45

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Custom Blended Benchmark (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

■	Custom Blended Benchmark (New Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

46	Nuveen Investments

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	47

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

Nuveen Investments	49

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

Nuveen Investments	51

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-M-1215D        14097-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Real Asset Income and Growth Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$0	$0	$0	$0
December 31, 2014	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) is the registrant’s investment adviser (Nuveen Fund Advisors is also referred to as the “Adviser”). Nuveen Fund Advisors is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Jay L. Rosenberg, Managing Director at Nuveen Asset Management, is the lead manager of the Fund. He began working with infrastructure and real estate assets in 1995. In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011. While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

Jeffrey T. Schmitz, CFA, Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund. Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams. He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2015, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio manager s are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda Langenfeld	Registered Investment Company	6	$5.76 billion	0	$0
	Other Pooled Investment Vehicles	3	$158 million	0	0
	Other Accounts	268	$418 million	0	0

Jay Rosenberg	Registered Investment Company	4	$6.79 billion	0	$0
	Other Pooled Investment Vehicles	12	$1.83 billion	0	0
	Other Accounts	8	$577 million	0	0

Tryg Sarsland	Registered Investment Company	3	$1.97 billion	0	0
	Other Pooled Investment Vehicles	12	$1.83 billion	0	0
	Other Accounts	3	$419 million	0	0

Jeffrey Schmitz	Registered Investment Company	7	$2.71 billion	0	0
	Other Pooled Investment Vehicles	3	$136 million	0	0
	Other Accounts	2	$281 million	0	0

* Assets are as of December 31, 2015.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda Langenfeld	X
Jay Rosenberg				X
Tryg Sarsland	X
Jeffrey Schmitz					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
January 1-31, 2015	0		0	980,000
February 1-28, 2015	0		0	980,000
March 1-31, 2015	0		0	980,000
April 1-30, 2015	0		0	980,000
May 1-31, 2015	0		0	980,000
June 1-30, 2015	0		0	980,000
July 1-31, 2015	0		0	980,000
August 1-31, 2015	0		0	980,000
September 1-30, 2015	0		0	980,000
October 1-31, 2015	9,800	$14.77	9,800	970,200
November 1-30, 2015	0		0	970,200
December 1-31, 2015	0		0	970,200
Total	9,800

* The registrant’s repurchase program, for the repurchase of 980,000 shares, was authorized on August 6, 2014. The program was reauthorized for a maximum repurchase amount of 980,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016